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                                   Exhibit 7
                       Consent of Independent Auditors



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                                                                    Exhibit 7


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 25, 1996, in the Registration Statement (Form S-6 No. 333-05053) and related Prospectus of First Variable Life Insurance Company.


                              /s/ Ernst & Young LLP
                              ERNST & YOUNG LLP



Boston, Massachusetts
November 13, 1996